SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934






Date of Report (Date of earliest event reported)  May 20, 1998
                                                  ------------

                             VISUAL DATA CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                        0-22849                65 - 0420146
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File           (IRS Employer
      or incorporation)                  Number)             Identification No.)



                1291 SW 29th Avenue, Pompano Beach, Florida 33069
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code (954) 917-6655
                                                   --------------



                                      N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 5.  Other Events.

         On May 20, 1998, Visual Data Corporation (the "Company") acquired and closed on the acquisition of certain assets of Digital Criteria Technologies Inc., a Florida corporation. The Company purchased the assets in exchange for 140,000 shares of restricted common stock of the Company and warrants to purchase an additional 70,000 shares of common stock. The assets purchased were a 30% interest in CareerSelect(TM), a database and data search program designed to provide a membership based service that allows prospective employers to review resumes as well as hear potential job candidates that meet the criteria on a computer display and to compare results of certain compatibility factors before they can arrange an interview. In addition, the Company purchased a 40% interest in "Real Estate Select", a program designed to allow the viewer to enter specific criteria and be provided with real estate properties that fit such criteria.

The warrants are exercisable at a price of $3.18 per share until April 7, 2002. The Company has granted holders of the shares of common stock and the shares of common stock underlying the warrants with piggyback registration rights, provided, however, the Company has agreed to file registration for such securities no later that one year from April 1998.

The above discussion is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed herewith.

Item 7.FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibit

         (1) Asset Purchase Agreement dated April 8, 1998 by and between Visual Data Corporation and Digital Criteria Technologies, Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Visual Data Corporation
                                                        (Registrant)




Date:  June 3, 1998                       By: /s/ Randy S. Selman
                                          -----------------------
                                          Randy S. Selman
                                          President, Chief Executive Officer and
                                          Acting Chief Financial Officer



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                            ASSET PURCHASE AGREEMENT


This Asset Purchase Agreement (the "Agreement") is dated as of the 8th day of April, 1998 (the "Contract Date") by and between Visual Data Corporation, a Florida corporation (the "Buyer") and Digital Criteria Technologies, Inc., a Florida corporation (the "Seller"). Buyer and Seller sometimes individually referred to as "Party" and collectively as "Parties".

                                    RECITALS

A. Seller is engaged in the business of developing software products (the "Seller's Business").

B. Seller desires to sell and Buyer desires to purchase certain "Assets," as hereinafter defined, of Seller, upon the terms and conditions set forth in this Agreement and Buyer desires to acquire such "Assets," as set forth more fully below, upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the recitals hereinbefore stated and the mutual representations, warranties, covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller do hereby represent, warrant, covenant and agree as follows:

1. Recitals. The above recitals are true, complete, and incorporated herein by reference.

2.       Sale and Purchase of Assets.

         a. Sale and Purchase of Assets. Subject to the terms and conditions of this Agreement, at the closing referred to in Section 4 (the "Closing"), Seller shall sell, assign, transfer, convey and deliver to Buyer, and Buyer shall purchase, acquire and accept from Seller, free from all debt, mortgages, securities interest, claims, charges, or other liens and encumbrances, other than those set forth in Schedule 6.f., all of Seller's right, title and interest (there being no other liabilities or payables associated with this transfer) in and to the Assets ("Assets") described on Schedule 1.1.

         b. Retained Assets and Liabilities. All other assets of Seller not otherwise set forth herein (the "Retained Assets") and all debts, liabilities, obligations, loans, commitments, accounts payables or undertakings (collectively the "Liabilities") that relate to the period prior to Contract Date, shall be retained by Seller, other than there set forth in Schedule 6.f.

3.       Purchase Price.

         a. Payment of Purchase Price. Buyer shall pay to Seller at Closing the Purchase Price as follows:

               (1) At the Closing, One Hundred Forty Thousand (140,000) shares of Common Stock of Visual Data Corporation ("Common Stock"); and

               (2) At the Closing, warrants ("Warrants") to purchase Seventy Thousand (70,000) shares of common stock at the fair market price as of the Closing Date and exercisable for a period commencing on the Closing Date and continuing for a period of four (4) years thereafter.

         b. Restrictions of the Sale of the Securities.

               (1) The Buyer hereby represents and warrants to the Seller that the Common Stock, the Warrants and the shares of common stock underlying the Warrants (collectively the "Securities") are being issued pursuant to an exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act") and as such will not be registered under the Act, and may not be resold unless the Securities are registered under the Act or an exemption from such registration is available. The Seller, or its assigns, shall represent and warrant that each is acquiring the Securities for that holder's own account, for investment, and not with a view to the sale or distribution of the Securities. Each certificate representing the Securities will have a legend thereon incorporating language as follows:

                  "The Securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). The Securities have been acquired for investment and may not be sold or transferred (i) except pursuant to an effective Registration Statement for the Securities under the Act; or (ii) upon the delivery by the holder to Visual Data Corporation of an opinion of counsel, satisfactory to counsel of Visual Data Corporation, stating that registration is not required under the Act."

               (2) The rights to sell the Securities may be permitted if, in the opinion of counsel satisfactory to Buyer, Seller meets and the holder complies with the provisions of Rule 144 of the Act, if applicable, provided that the Securities may be subject to a lock-up period not to exceed 12 months in the sole discretion of Buyer's underwriter.

               (3) The Buyer hereby grants the Seller piggyback registration rights for the Common Stock and the shares of common stock underlying the Warrants (the "Registerable Securities"), with such registration rights to be available when Buyer files a registration statement under the Securities Act of 1933, as amended ("33 Act"), with respect to an offering for its own account of any class of security on Forms S-1, SB-2, and S-3 provided, however, Buyer agrees to file a registration statement for the Registerable Securities no later than one (1) year from the date hereof.

         c. Allocation of Purchase Price. The Purchase Price shall be allocated as mutually agreed upon by the Parties. Each Party warrants and covenants to the other that it shall report the

Purchase Price Allocation ("Purchase Price Allocation") on all state and/or federal tax returns and filings and not take any position with any governmental authority at variance or inconsistent of such position and shall indemnify and hold each other harmless for any damage the other may sustain by reason of not reporting the above allocation on any state or federal return or filing. The above indemnity and hold harmless provision includes the indemnifying Party compensating the non-indemnifying Party for all of its expenses in connection with an audit resulting from a failure to report the Purchase Price Allocation, including but not limited to attorney fees, certified public accountant fees and costs. Further, each Party hereby agrees to provide the other written notice of any notification or correspondence from any state or federal taxing authority that concerns the purchase price allocation or the reporting thereof. Each Party shall have the right to participate in the defense of any audit or claim by a state or federal taxing authority. This covenant shall survive closing for a period of five (5) years.

4.       Closing.

         a. Date of Closing. The Closing shall take place at the offices of Atlas, Pearlman, Trop & Borkson, P. A. located at 200 East Las Olas Boulevard, Fort Lauderdale, Florida 33301 (or at such other place as the Parties may agree in writing) on or before April 30, 1998, or such other date mutually agreed upon by Seller and Buyer. The date on which the Closing is held is referred to in this Agreement as the "Closing Date." At the Closing, the Parties shall execute and deliver the documents referred to in Section 10 of this Agreement.

5.       Termination.

         a. This Agreement may be terminated as follows:

               (1) by mutual written agreement executed by Seller and Buyer at any time prior to the Closing;

               (2) by Buyer at any time prior to the Closing, if any of the conditions specified in Section 9a shall not have been satisfied or waived in writing by Buyer on or before Closing; or

               (3) by Seller at any time prior to the Closing, if any of the conditions specified in Section 9b shall not have been satisfied or waived in writing by Seller on or before Closing;

               (4) This Agreement may, in any event, be terminated by Seller or Buyer if the Closing shall not have occurred by April 30, 1998.

               (5) Upon such termination neither of the Parties shall have any liability or further obligation arising out of this Agreement.


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


6. Representations and Warranties of Seller. Seller represents and warrants to Buyer that:

         a. Organization, Standing and Authority of Seller. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full corporate power and authority to enter into and perform this Agreement. Seller is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect upon the Assets ("Material Adverse Effect").

         b. Authorization of Agreement. The execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate actions of Seller and this Agreement constitutes the valid and binding obligation of Seller enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         c. Consents of Third Parties. Subject to receipt of the consents and approvals referred to in this Agreement, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Seller will not (i) violate or conflict with the articles of incorporation or by-laws of Seller, (ii) except as disclosed in Schedule 6.f., conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument, or any order, judgment or decree, to which Seller is a Party or by which Seller or any of its properties is bound, (iii) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to Seller, or (iv) result in the creation of any lien, charge or encumbrance upon the capital stock, properties or assets of Seller, other than violations, conflicts, breaches, terminations, accelerations and defaults specified in the foregoing clauses (ii) through (iv) which could not reasonably be expected to have a material adverse effect on Seller's ability to perform its obligations under this Agreement.

         d. Absence of Certain Liabilities and Changes. There are no liabilities or obligations material to the Assets that would normally be shown on a balance sheet prepared in accordance with generally accepted accounting principles except (i) liabilities and obligations not required to be so disclosed because of their failure to meet the materiality thresholds set forth therein, and (ii) liabilities and obligations which are being retained by Seller or allocated to Buyer under the terms of this Agreement. There has not been:

               (1) any material transaction made by Seller relating to the Assets, other than the prior purchase thereof;


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               (2) any lien, security or other encumbrance ("Lien") created or assumed by Seller on any of the Assets other than a Permitted Lien (as such term is defined in Section 6f);

               (3) any entering into, amendment or termination of any material contract, agreement, lease, franchise, security, instrument, permit or license between Seller and any party that has had or could reasonably be expected to have an adverse effect on the Assets; or

               (4) any existing agreement or arrangement made by Seller to take any action that would cause any representations or warranty in this
         Section 6 to be untrue or incorrect.

         e. Litigation; Compliance with Laws. There are no judicial or administrative actions, proceedings or investigations pending or, to the best of Seller's knowledge, threatened, that question the validity of this Agreement or any action taken or to be taken by Seller in connection with this Agreement. There is no litigation, proceeding or governmental investigation pending or, to the best of Seller's knowledge, threatened, or any order, injunction or decree outstanding, against Seller.

         f. Ownership of Assets. Seller has good title to all of the Assets, free and clear of all Liens, (i) except under or in relation to those agreements disclosed on Schedule 6.f., and (ii) taxes and general and special assessments not in default and payable without penalty or interest (liens of the type referred to in clauses (i) through (ii) above being hereinafter referred to as "Permitted Liens").

         g. Taxes. Seller has prepared and filed all appropriate federal, state and local tax returns of every kind and category (including without limitation, income taxes, estimated taxes, excise taxes, payroll taxes, sales taxes, inventory taxes, use taxes, gross receipt taxes, franchise taxes and property taxes) for all periods prior to and through the date hereof for which any such returns have been required to be filed by it and has paid all taxes shown to be due by said returns or on any assessments received by it or has made adequate provisions for the payment thereof.

         h. Conduct of Business. Between the date hereof and the Closing Date, except as otherwise approved by Buyer, Seller shall conduct its business in such a manner that the representations and warranties contained this Section 6 shall be true and correct at and as of the Closing Date (except for changes contemplated, permitted or required by this Agreement) and so that the conditions to be satisfied by Seller at Closing shall have been satisfied.

         i. Unusual Events. Until the Closing Date, Seller shall supplement or amend all relevant Exhibits hereto with respect to any matter hereafter arising or discovered which, if existing or known at the Closing Date, would have been set forth or described in such Exhibits; provided, however, that for the purpose of the rights and obligations of the Parties hereunder, any such material supplemental disclosure shall not be deemed to have been disclosed to Buyer until the date Seller delivers same to Buyer unless Buyer agrees to in writing by Buyer.


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


         j. No Adverse Effect. There is known to Seller no event or condition of any kind or character pertaining to the business or the Assets that may adversely and materially affect the Assets, except under or pursuant to those agreements disclosed in Schedule 6.f.

         k. Representations and Warrants on Closing Date. The representations and warranties contained in this Section 6 shall be true and complete on the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Contract Date.

7. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows:

         a. Buyer's Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Florida and has the full corporate power and authority to enter into and to perform this Agreement.

         b. Authorization of Agreement. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer have been duly authorized by all necessary corporate actions of Buyer and this Agreement constitutes the valid and binding obligation of Buyer enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         c. Consents of Third Parties. The execution, delivery and performance of this Agreement by Buyer will not (i) violate or conflict with the constitutional documents of Buyer; (ii) conflict with, or result in the breach or termination of, or constitute a default under (whether with notice or lapse of time or both), or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument or any order, judgment or decree, to which Buyer is a party or by which it or its properties are bound, except as provided in this Agreement; or (iii) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to Buyer, other than violations, conflicts, breaches, terminations, accelerations and defaults specified in the foregoing clauses (ii) and (iii) which could not reasonably be expected to have a material adverse effect on Buyer's ability to perform its obligations under this Agreement. No consent, approval or authorization of any governmental authority is required on the part of Buyer in connection with the execution, delivery and performance of this Agreement.

8.       Further Agreements of the Parties.

         a. Access to Information. Prior to the Closing Date, Buyer may make such investigation of the business and properties of Seller as Buyer may desire, and upon reasonable notice, Seller shall give to Buyer and its counsel, accountants and other representatives reasonable access, during normal business hours throughout the period prior to the Closing, to the property, books,


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


commitments, agreements, records, files and personnel of Seller, and Seller shall furnish to Buyer during that period all copies of documents and information concerning the Assets as Buyer may reasonably request subject to applicable law; provided that such investigation and related documents and personnel described herein shall relate solely to the Assets. Buyer shall hold, and shall cause its counsel, accountants and other agents and representatives to hold, all such information and documents in accordance with, and subject to the terms of, the confidentiality agreement previously executed by Buyer with respect to this transaction.

         b. Confidential Information. During the period of ten (10) years from the date of this Agreement, each Party and each of their respective officers, directors, employees and agents, agree to hold all of a Party's "Confidential Information" (as defined below) in trust and in confidence and not use the a Party's Confidential Information other than for the benefit of a Party in connection with this transaction. Each Party agrees not to disclose during such period the other Party's Confidential Information, by publication or otherwise, to any other person, other than those persons who are representatives, attorneys, accountants or officers of a Party. For purposes of this Agreement, a Party's "Confidential Information" shall mean that information which has been disclosed to or obtained by a Party in connection with, and during the negotiations of, this Agreement, and which relates to past, present and future business activities of a Party, including customer lists, processes, technical, vendor lists, price lists, personnel and any and all such information obtained by a Party pursuant to this Agreement.

                  Excluded from the Confidential Information, and therefore not subject to the provisions of this Agreement, shall be any information which (1) at the time of disclosure, is in the public domain as evidenced by printed publications; (2) After the disclosure, enters the public domain by way of printed publication through no fault of a Party; (3) a Party can show by written documentation that the Confidential Information was in a Party's possession at the time of disclosure and which was not acquired directly or indirectly from the other Party; (4) a Party can show by written documentation was acquired, after disclosure, from a third party who did not receive it from the other Party, and who had the right to disclose the information without any obligation to hold such information confidential; or (5) is required by law to be disclosed, but only such portion of information required to be disclosed on a non-confidential basis. The foregoing exceptions shall apply only from and after the date that the information becomes generally available to the public or is disclosed to a Party by a third party, respectively. Specific information shall not be deemed to be within the foregoing exceptions merely because it is embraced by more general information in the public domain. Additionally, any combination of features shall not be deemed to be within the foregoing exceptions merely because individual features are in the public domain. If the a Party intends to avail itself of any of the foregoing exceptions, a Party shall notify the other Party in writing of its intention to do so and the basis for claiming the exception.

         c. Other Action. Each of the Parties shall use its best efforts to cause the fulfillment at the earliest practicable date but, in any event, prior to the Closing Date, of all of the conditions to their respective obligations to consummate the transactions under this Agreement.


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         d. Notices. Each Party shall promptly notify the other Party in writing of, and furnish to such party any information that such party may reasonably request with respect to, the occurrence of any event or the existence of any state of facts that would (a) result in the party's representations and warranties not being true if they were made at any time prior to or as of the Closing Date, or (b) impair the Party's ability to perform its obligations under this Agreement.

         e. Governmental Filings. As promptly as practicable after the execution of this Agreement, each Party shall, in cooperation with the other, but at its own expense, file any reports or notifications and pay any fees that may be required to be paid by it under applicable law, and shall furnish to the other all such information in its possession as may be necessary for the completion of the reports or notifications to be filed by the other.

         f. Expenses. Except as otherwise specifically provided in this Agreement, Buyer and Seller shall bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement. Buyer shall pay any taxes relating to the transfer of the Assets contemplated herein and Seller shall cooperate in minimizing such taxes, if applicable.

         g. Publicity. Buyer and Seller shall consult with each other before issuing any press release concerning the transactions contemplated by this Agreement and, except as may be required by applicable law or any listing agreement with or regulation or rule of any stock exchange on which the securities of the Seller or Buyer are listed or traded, will not issue a press release prior to such consultation. If Buyer or Seller is so required to issue a press release it shall use its best efforts to inform the other Party hereto and obtain such Party's approval prior to issuing it.

         h. Right of First Refusal. If Seller shall receive or negotiate a "Bona Fide Offer" (as hereinafter defined) to purchase any portion of Seller's remaining assets and specifically including, without limitation any rights, and is willing to accept such Bona Fide Offer, Seller shall promptly send a "BFO Notice" (as hereinafter defined) to Buyer offering to sell any of the remaining assets at the same price and upon the same terms and conditions as are contained in the Bona Fide Offer. Buyer shall then have such rights and privileges, for the prescribed time periods as are set forth below. The procedure is as follows:

               (1) Prior to accepting an offer for the sale of such assets, Seller must offer such assets to Buyer by BFO Notice. "Bona Fide Offer" shall mean an offer in writing, signed by an offeror or offerors, in a form legally enforceable against such offeror or offerors.

                  (2) When notice is sent with respect to a Bona Fide Offer (by a method provided for herein), such notice ("BFO Notice") shall contain a true and complete copy of the Bona Fide Offer setting forth the price and all terms and conditions of the proposed transaction, with the name(s) and address(es) of the offeror or offerors. Any purported notice which does not contain all such requisite information shall not be considered a BFO Notice for the purposes of this Section 8.l.


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                  (3) When a Bona Fide Offer to purchase such assets has been received, and the BFO Notice has been sent by Seller as to the Bona Fide Offer, the following procedures shall be complied with:

                           (a) for a period of ten (10) business days from its receipt of the BFO Notice, Buyer shall have the right, at its sole option, to purchase the assets on the same terms and conditions as is set forth in the BFO Notice.

                           (b) if Buyer does not elect, within the prescribed time period, to purchase the assets covered by the Bona Fide Offer, Seller shall have the right to accept the Bona Fide Offer, subject to the provisions and restrictions of this Agreement, in strict accordance with the terms of the Bona Fide Offer and only if the sale is fully consummated within sixty (60) days after the original mailing of the BFO Notice (if such sale is not fully consummated within sixty (60) days after the original mailing of the BFO Notice, the provisions herein as to the subject hereof must again be complied with by Seller).

9.       Conditions of Closing.

         a. Conditions Precedent to Obligations of Buyer. The obligation of Buyer to consummate the purchase under this Agreement is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Buyer):

               (1) all representations and warranties of Seller contained in this Agreement shall be true and correct in all material respects, at and as of the time of the Closing with the same effect as though made again at, and as of, that time;

               (2) Seller shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Seller prior to or at the Closing;

               (3) a copy of the resolutions of the board of directors of Seller authorizing the execution, delivery and performance of this Agreement by Seller shall have been delivered to Buyer;

               (4) Seller shall have good title to, or holds by valid and existing lease, all of the Assets, free and clear of all liens, other than the Permitted Liens;

               (5) no provisions of any applicable law or regulation shall prohibit, and there shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in any action or proceeding against the consummation of the sale and purchase of the Assets pursuant to this Agreement.


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


         b. Conditions Precedent to Obligations of Seller. The obligation of Seller to consummate the sale under this Agreement is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Seller):

               (1) all representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects at and as of the time of the Closing with the same effect as though made again at, and as of, that time;

               (2) Buyer shall have performed and complied in all material respects with all obligations and covenants required by this Agreement to be performed or complied with by Buyer prior to or at the Closing;

               (3) no provision of any applicable law of regulation shall prohibit, and there shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in any action or proceeding against the consummation of the sale and purchase of the Assets pursuant to this Agreement.

10. Documents to be Delivered at the Closing.

         a. Documents to be Delivered by Seller. At the Closing, Seller shall deliver, or cause to be delivered, to Buyer the following:

               (1) one or more executed General Conveyance bills of sale, instruments of assignment or certificates of title, dated the Closing Date, transferring to Buyer all of Seller's right, title and interest in and to the Assets;

               (2) Co-ownership Agreement, to be executed by the Seller and the Buyer, in substantially the form set forth on Exhibit A;

               (3) such other certificates, documents and instruments as Buyer may have reasonably requested in connection with the transaction contemplated hereby.

         b. Documents to be Delivered by Buyer.

               (1) At the Closing, Buyer shall deliver to Seller the following:

                     (a) certificates representing an aggregate of 140,000
               shares of Buyer Common Stock;

                     (b) evidence of issuance of Warrants to purchase 70,000
               shares of Common Stock;


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


                     (c) Co-ownership agreement to be executed by the Seller and the Buyer in the substantially the form set forth on Exhibit A;
               and

                     (d) such other certificates, documents and instruments as
               Seller may have reasonably requested in connection with the transaction contemplated hereby.

11.      Indemnification and Survival of Representations and Warranties.

         a.       Indemnification.

               (1) Subject to the provisions of this Section 11, Seller agrees to indemnify and hold Buyer and its affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) harmless from and against all actions, suits, proceedings, claims, demands, assessments, judgments, damages, costs and expenses, including reasonable attorneys' fees (at both trial and appellate levels), arising or resulting from the following:

                     (a) a breach of any representation or warranty on the part of Seller under the terms of this Agreement or any other document executed by Seller pursuant hereto;

                     (b) non-fulfillment of any agreement on the part of Seller under the terms of this Agreement or any other document executed by Seller pursuant hereto; and

                     (c) any action, suit or proceeding pending or overtly
               threatened against Seller before the Closing;

               (2) Subject to the provisions of this Section 11, Buyer agrees to indemnify and hold Seller and its affiliates, predecessors, successors and assigns (and their respective officers, directors, employees and agents) harmless from and against all actions, suits, proceedings, claims, demands, assessments, judgments, damages, costs and expenses, including reasonable attorneys' fees (at both trial and appellate levels), arising or resulting from the following:

                     (a) a breach of any representation or warranty on the part of Buyer under the terms of this Agreement or any other document executed by Buyer pursuant hereto;

                     (b) non-fulfillment of any agreement on the part of Buyer
               under the terms of this Agreement or any other document executed by Buyer pursuant hereto; and

                     (c) any action, suit or proceeding pending or overtly
               threatened against Buyer before the Closing;

                  b. Survival of Representations and Warranties. All representations, warranties, agreements, covenants, and obligations herein made by or in any certificates or financial statements delivered by any of the Parties hereunder are material, shall be deemed to have been relied upon by each of the other Parties and shall survive the Closing for a period of eighteen (18) months thereafter.

12.      Miscellaneous.

         a. Jurisdiction and Governing Law. Seller and Buyer each hereby consent to personal jurisdiction in any action brought with respect to this Agreement and the transactions contemplated hereunder in any federal or state court within the State of Florida and specifically Broward County, Florida. This Agreement will be governed by and construed in accordance with the law of the State of Florida without giving effect to conflicts of law principles thereof.

         b. Schedules and Headings. Any matter disclosed on any Schedule to this Agreement shall be deemed to have been disclosed on all other Schedules to this Agreement to the extent that it should have been disclosed on such other Schedule. The section headings of this Agreement and titles given to Schedules to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

         c. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, to the Parties at the following addresses (or to such address as a Party may have specified by notice given to the other Party pursuant to this provision):

                           If to Seller, to:

                           1300 Don Mills Road
                           Second Floor, West
                           Don Mills, Ontario  M3B 2W6
                           Attention:  Les Bresge
                           Telecopy  No.:  (416) 444-3368

                           If to Buyer, to:

                           Visual Data Corporation
                           1291 S.W. 29th Avenue
                           Pompano Beach, Florida 33069
                           Attention:  David Goodman, COO
                           Telecopy No.:  (954) 917-6660

         d. Severability. In the event that any provision hereof would, under applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

         e. Waiver. Any Party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing.

         f. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement. No assignment of this Agreement or of any rights or obligation hereunder may be made by either Party (by operation of law or otherwise) without the prior written consent of the other and any attempted assignment without the required consent shall be void.

         g. Venue. Buyer and Seller acknowledge and agree that the U.S. District for the Southern District of Florida, or if such court lacks jurisdiction, the Judicial Circuit in and for Broward County Florida, shall be the venue and exclusive proper forum in which to adjudicate any case or controversy arising either, directly or indirectly, under or in connection with this Asset Purchase Agreement and the Parties further agree that, in the event of litigation arising out of or in connection with this Asset Purchase Agreement in these courts, they will not contest or challenge the jurisdiction or venue of these courts.

         h. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.


THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUBJECT MATTER HEREOF, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND THE PARTIES HEREBY WAIVE ANY SUCH REPRESENTATIONS OR WARRANTIES, AND IN PARTICULAR, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

THE PARTIES ACKNOWLEDGE THAT EACH HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT COUNSEL, THAT EACH PARTY HAS READ AND UNDERSTANDS THE TERMS OF THIS AGREEMENT AND AGREE TO ABIDE BY ITS TERMS AND CONDITIONS.


WITNESS:                               BUYER:

                                       VISUAL DATA CORPORATION
________________________

                                       By:_____________________________________
                                       Its:_____________________________________

                                       SELLER:

                                       DIGITAL CRITERIA TECHNOLOGIES, INC.

________________________
                                       By:_____________________________________
                                       Its:_____________________________________

                                  SCHEDULE 1.1
                                     Assets


1.       30% interest in CareerSelect(TM) software.

         CareerSelect is a database and data search program developed in Canada. It has been designed to provide a membership based service that allows prospective employers to review resumes as well as see and hear potential job candidates that meet their criteria on a computer display and to compare the results of certain compatibility factors before they arrange an interview. In addition, employers can present job opportunities that can be reviewed by prospective candidates. First time job hunters such as students can both post their educational credentials as well as search the offered job opportunities. Additionally, professional organizations can use the CareerSelect database technology to develop industry specific databases for distribution of member information.

         CareerSelect records the experience, education, requirements, and achievements of each candidate in a computer database. In addition, a multi-media file is maintained for each candidate which includes photographs and a voice clip as well as video footage if available. Employers may search the CareerSelect database specifying the criteria they are seeking in an employee. The search program selects and matches candidates based on this set of data. In this way, employers are assured that they only will be presented with candidates with qualifications they require. The source code is written in Visual Basic
         4.0. This software was originally estimated at $5 million+ Canadian by Corporate Valuation Services Toronto Canada.

         CareerSelect shall not include any rights in connection with the program entitled "Public Relations."

2.       40% interest in Real Estate Select.

         This program is designed to allow the viewer to enter specific criteria and be provided with real estate properties that fit such criteria. The database will contain complete information on each property including pictures and other multi-media information.

         Residential and commercial real estate properties can be showcased using Real Estate Select.

         Real Estate Select will be available via the Internet. Browsers will be afforded free access to libraries and real estate agents. Property owners will pay a fee to advertise their properties in the database.

                                  SCHEDULE 6.f.

                              List of Encumbrances


1. Agreement between Digital Criteria Search Technologies, Inc. and The Search Company ("PTY) Ltd., Agnes Ralston, the Mast Trust, the Davmar Trust, the Adearl Trust, the Investment and Property Holdings Trust and Balmoral Securities, dated as of November 15, 1995.

2. Agreement between Digital Criteria Search Technologies, Inc. and David Bell Executive
Search (undated).